EXHIBIT 10.13


                             FIRST AMENDMENT TO THE
                           LOAN AND SECURITY AGREEMENT
                             DATED FEBRUARY 6, 1997

                  THIS FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT DATED FEBRUARY 6, 1997 ("First Amendment") made as of the 1st day of July, 1997, between BOGEN COMMUNICATIONS, INC., having its principal place of business at 50 Spring Street, Ramsey, New Jersey 07446 ("Bogen") and NEW ENGLAND AUDIO RESOURCE CORP., having its principal place of business at 12 Foss Avenue, Lewiston, Maine 04240 ("NEAR" and, collectively, jointly and severally with Bogen, the "Borrower"), both corporations of the State of Delaware, and SUMMIT BANK (hereinafter referred to as "Lender") with a location at 750 Walnut Avenue, Cranford, New Jersey 07016.


                                   WITNESSETH:

                  WHEREAS, Bogen and Lender are engaged in a commercial lending relationship as evidenced by a certain Loan and Security Agreement dated February 6, 1997 (the "Loan Agreement"); and

                  WHEREAS, NEAR was formed as a wholly-owned Subsidiary of Bogen as Bog-Comm Acquisition Corporation and has acquired substantially all the assets of New England Audio Resource, Inc., a Maine corporation ("Oldco") and is operating its business at the location set forth above; and

                  WHEREAS, NEAR has changed its corporate name from Bog-Comm Acquisition Corporation; and

                  WHEREAS, Bogen and NEAR have determined that it is in the best interest of both entities to become co-borrowers with respect to the Revolving Loan pursuant to the terms of the Loan Agreement; and

                  WHEREAS, it is necessary to amend certain of the terms and conditions of the Loan Agreement; and

                  WHEREAS, Borrower and Lender wish to memorialize the terms of the amendment to their agreement by this writing,

                  NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

         1. NEAR AS CO-BORROWER.

                  (a) Assumption of Loan Agreement/Grant of Security. NEAR hereby (i) assumes and accepts, as a joint and several obligor, all of the Obligations, covenants, terms

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and conditions of the Loan Agreement; (ii) as of the date hereof, makes the representations and warranties set forth in the Loan Agreement as if set forth herein at length, in the same manner and to the same extent as Bogen excepting Sections 6.15, 6.16 and 6.19 which are set forth in this Amendment as to NEAR;
(iii) grants to Lender a continuing security interest in and to all of the Collateral as set forth in the Loan Agreement; and (iv) agrees to be bound by and perform in accordance with the Loan Agreement as if an original party thereto.

                  (b) No Release of Bogen. It is hereby understood and agreed that NEAR's assumption and acceptance of the Obligations under the Loan Agreement does not diminish or release and shall not in any way affect any of the Obligations, duties or liabilities of Bogen to Lender, whether now existing or hereafter arising.

                  (c) Use of term "Borrower". Anything herein or in the Loan Agreement to the contrary notwithstanding, any use of the term "Borrower" in the Loan Agreement, or in any document or instrument related thereto or executed in furtherance thereof, shall be deemed to refer to Bogen and NEAR, collectively, jointly and severally unless otherwise inconsistent with the context thereof

                  (d) Representations by NEAR. NEAR hereby represents and warrants that:

                  (i) all of the locations where NEAR conducts business and/or where the Collateral owned by NEAR is now, or shall in the future be, located are set forth on Schedule 1 attached hereto and made a part hereof,

                  (ii) all of the names by which NEAR is known or under which it conducts business are also set forth on Schedule 1; and

                  (iii) all of the liens or other encumbrances with respect to the assets of NEAR (after giving effect to the acquisition of the Oldco assets) are listed on Schedule 2 attached hereto and made a part hereof.

         2. AMENDMENT OF DEFINITION OF TERM "BORROWER".

                  Section I., DEFINITIONS:, Subsection I, is hereby amended and changed to read in its entirety as follows:

                  I. The term "Borrower" shall mean Bogen Communications, Inc. and New England Audio Resource Corp., both corporations of the State of Delaware, collectively and jointly and severally.

         3. CONDITIONS TO MAKING EXTENSION OF CREDIT.

                  The obligation of Lender to make the first Advance with respect to the Qualified Accounts and/or Qualified Inventory of NEAR is subject to the satisfaction of each of the following conditions precedent:

                  (a) Receipt by Lender of fully executed counterparts, in form and substance acceptable to Lender and its counsel, of. (1) this First Amendment; (ii) the Amended and

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Restated Secured Revolving Note; (iii) Continuing Corporate Guarantees by Bogen
Communications International, Inc. and Bogen Corporation; (iv) a Pledge of Patents as Security by NEAR; and (v) Corporate Resolutions and other documents or instruments related to the above as Lender may require;

                  (b) Receipt by Lender of verification that all required Uniform Commercial Code Financing Statements requested by it have been filed in the appropriate jurisdiction(s);

                  (c) Receipt by Lender of landlord's waivers, in form and substance acceptable to Lender, for each real property location occupied by NEAR, executed by the owner and/or lessor of such location;

                  (d) Receipt by Lender of copies of NEAR's insurance policies containing a long-form lender loss payable endorsement satisfactory to Lender and which in all other respects comply with the requirements of the Loan Agreement;

                  (e) Receipt by Lender of satisfactory lien, judgment and standing searches with respect to NEAR and Oldco;

                  (f) Receipt by Lender of an officer's certificate for NEAR, showing the names of its officer, directors and shareholders and appending as exhibits all governing documents and enabling resolutions for this transaction;

                  (g) Receipt by Lender of an opinion of the counsel to NEAR, addressed to Lender and in all respects satisfactory to Lender and its counsel;

                  (h) Receipt by Lender of Uniform Commercial Code Termination Statements and other documents and instruments of termination and release necessary so that the security interests granted to Lender by NEAR are first and prior liens and security interests;

                  (i) Receipt by Lender of all reasonable fees and expenses which are payable to its counsel or to third-party providers of services related to the closing of this transaction; and

                  (j) Verification, satisfactory to Lender, that the amount paid by NEAR for the assets of Oldco does not exceed the sum of Five Hundred Seventy-Five Thousand ($575,000.00) Dollars.

         4. MISCELLANEOUS AGREEMENTS OF BORROWER.


         Borrower hereby agrees, represents and acknowledges that:

                  (a) this is an amendment only to the terms and conditions of the Loan Agreement and not a new loan agreement;

                  (b) all of the terms and conditions of the Loan Agreement shall remain in full force and effect to the extent not inconsistent with this amendment;

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                  (c) Borrower is in full compliance with the terms and
conditions of the Loan Agreement and all of the representations and warranties applicable to each of them set forth in the Loan Agreement are true and correct as of the date hereof,

                  (d) as of the close of business on June 30, 1997, the outstanding principal balance of the Revolving Loan, plus the aggregate undrawn face amount of all Letters of Credit, was $2,458,666.00; and

                  (e) such sum is due and payable by Borrower to Lender without any defense, offset, counterclaim or recoupment whatsoever.

                  IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by their proper corporate officers and sealed with their seals the day and year first written above.

                                    BOGEN COMMUNICATIONS, INC.


                                    BY: /s/ Yoav M. Cohen
                                        ----------------------------------------
                                        YOAV M. COHEN, Vice President of Finance


                                    NEW ENGLAND AUDIO RESOURCE CORP.


                                    BY: /s/ Yoav M. Cohen
                                        ----------------------------------------
                                        YOAV M. COHEN, Treasurer


                                    SUMMIT BANK


                                    By: /s/ Robert Munns
                                        ----------------------------------------
                                        ROBERT MUNNS, Vice President